EXHIBIT (8)(f)(5)

AMENDED SCHEDULE A TO PARTICIPATION AGREEMENT DATED

SEPTEMBER 22, 2017 (VANGUARD)

SCHEDULE A

TO

PARTICIPATION AGREEMENT

BETWEEN

VANGUARD VARIABLE INSURANCE FUND,

THE VANGUARD GROUP, INC., VANGUARD

MARKETING CORPORATION AND

TRANSAMERICA LIFE INSURANCE COMPANY

DATED

MAY 7, 2001

SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS AND PORTFOLIOS

Revised September 22, 2017

Name of Separate Account and Date Established by Board of Directors	Contract(s) Funded by Separate Account	Portfolios

PFL Corporate Account	Advantage V Variable	Balanced Portfolio
One August 10, 1998 (1940 Act Exclusion)	Adjustable Life Insurance Policy (1933 Act Exempt)	Capital Growth Portfolio Conservative Allocation
	Advantage VI Variable Adjustable Life Insurance Policy (1933 Act Exempt)	Portfolio Diversified Value Portfolio Equity Income Portfolio Equity Index Portfolio
Global Bond Index
Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Moderate Allocation Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade
Portfolio
Small Company Growth
Portfolio
Total Bond Market Index
Portfolio
Total International
Stock Market Index
Portfolio
Total Stock Market Index
Portfolio

Transamerica Corporate	Advantage X Variable	Balanced Portfolio
Separate Account Sixteen June 16, 2003	Adjustable Life Insurance Policy	Capital Growth Portfolio Conservative Allocation
Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Moderate Allocation Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade
Portfolio
Small Company Growth
Portfolio
Total Bond Market Index
Portfolio
Total Stock Market Index
Portfolio

Transamerica Separate Account	Advantage R3 Variable	Balanced Portfolio
R3 November 23, 2009	Adjustable Life Insurance Policy	Capital Growth Portfolio Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade
Portfolio
Small Company Growth
Portfolio
Total Bond Market Index
Portfolio
Total Stock Market Index
Portfolio

Separate Account VA B	Transamerica Advisor EliteSM II	Equity Index Portfolio
January 19, 1990	Transamerica Advisor EliteSM Variable Annuity	International Portfolio Mid-Cap Index Portfolio REIT Index Portfolio
	Transamerica Variable Annuity I-Share	Short-Term Investment-Grade Portfolio Total Bond Market Index
Portfolio

3